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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

Fischer Imaging Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19386	36-2756787
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12300 North Grant Street Denver, CO		80241
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 452-6800

No Change
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On July 17, 2003, Fischer Imaging Corporation issued a press release reporting that the Company has completed a comprehensive analysis and restatement of its prior years' financial results. The release of financial information for 2000, 2001, the fourth quarter and full year 2002 and for the first quarter of 2002 and 2003 follows a four-month review of the Company's prior accounting practices, policies and procedures. This assessment was initiated by the Company's new Board of Directors and follows the replacement of Arthur Andersen LLP, as the Company's independent auditors, by Ernst & Young LLP. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

Number	Description
99.1	Press release dated July 17, 2003, "Fischer Imaging Completes Comprehensive Analysis and Restatement of Unaudited Financial Results for 2000 and 2001; Releases Results for Fourth Quarter and Full Year 2002 and First Quarter 2003"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003	FISCHER IMAGING CORPORATION
	By:	/s/ STEPHEN G. BURKE Stephen G. Burke Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 17, 2003, "Fischer Imaging Completes Comprehensive Analysis and Restatement of Unaudited Financial Results for 2000 and 2001; Releases Results for Fourth Quarter and Full Year 2002 and First Quarter 2003"

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX